FG FINANCIAL GROUP INC.

Common Stock: FGF
8% Preferred: FGFPP

December 2021

SAFE HARBOR

Cautionary Statements

This document is provided to assist investors and prospective investors in evaluating FG Financial Group, Inc. (the "Company") and may not contain all of the information that you consider necessary for an investment decision. The Company files Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which set forth risks associated with an investment in the Company, as well as Current Reports on Form 8-K, proxy statements, and other information about the Company (the "SEC Reports"), with the Securities and Exchange Commission. You may access these reports and such other information at our website, www.fgfinancial.com. This presentation is not an offer to sell or a solicitation of an offer to buy securities.

Forward-looking statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "budget," "can," "contemplate," "continue," "could," "envision," "estimate," "expect," "evaluate," "forecast," "goal," "guidance," "indicate," "intend," "likely," "may," "might," "outlook," "plan," "possibly," "potential," "predict," "probable," "probably," "pro-forma," "project," "seek," "should," "target," "view," "will," "would," "will be," "will continue," "will likely result" or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company's future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current assumptions, estimates, expectations, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Factors that may cause actual circumstances or results to differ from our assumptions, estimates, expectations, and projections are described in the SEC Reports.

IT ALL STARTS WITH A CAPITAL ALLOCATION PHILOSOPHY.

"***Grow intrinsic value*** per share with a ***long-term focus*** using ***fundamental research,*** allocating capital to ***asymmetric risk/reward*** opportunities."

FG

FG Financial Group is a ***reinsurance and investment management holding company*** focused on opportunistic collateralized and loss capped reinsurance, while allocating capital in partnership with Fundamental Global® to SPAC and SPAC sponsor-related businesses.

INVESTMENT HIGHLIGHTS

Growing Reinsurance and FG SPAC Platform with experienced management team

- **Attractive financial model** – opportunistic reinsurance and SPAC platform
- Reinsurance team led by **experienced reinsurance executives**
- A hard reinsurance market – with a number of other catalysts – is putting further **upward pressure on reinsurance rates**
- FG SPAC platform with compelling **asymmetric risk/reward dynamics**
- Experienced management team – **significant value created in multiple public companies**
- Two reinsurance contracts written and investments in **two SPACs at founder share/risk capital economics**

FG

FOCUSED CAPITAL ALLOCATORS

Transition to capital allocation model focused on asymmetric risk/reward opportunities

RESTRUCTURE
2019

Completed Sale of P&C insurance operations

Announced new business strategy

FOCUS
2020

New CEO Larry Swets

Name Change to
FG Financial Group, Inc.

Launched Reinsurance Business

Funded FG Special Situations Fund

First SPAC Investment:
FG New America Acquisition Corp.

GROW
2021

Launched FG SPAC Platform

de-SPAC Completed: FG New America Acquisition Corp. merged with OppFi (leading FinTech firm)

de-SPAC Completed: Aldel Financial merged with Hagerty (leading specialty insurer)

Second Reinsurance Contract

FG

FG FINANCIAL GROUP TEAM

Led by experienced capital allocators and operators in both public and private markets



KYLE CERMINARA, CFA

Executive Chairman

- Co-Founder and CEO of Fundamental Global (FG)
- Former Buyside at T. Rowe Price, Point72 and Highside
- *Institutional Investor Magazine* "Best of the Buyside" for the financial services sector in 2006



LARRY G. SWETS, JR., CFA

Chief Executive Officer

- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- SPAC Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings



JOE MOGLIA

Senior Advisor

- Former Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University
- Co-Founder of Fundamental Global (FG)

FG FINANCIAL GROUP STRATEGY

We look at the business from a long-term (5-10 years) vantage point

1. Write opportunistic reinsurance
2. Become a leading SPAC Platform
3. Grow assets under management

FG REINSURANCE PLATFORM

Conservative capital allocation philosophy to drive value

- Focus on reinsurance contracts with unique risk/reward characteristics
- Capital allocation mindset enables us to be patient
- Risk management through experienced underwriting of fully collateralized and loss capped reinsurance
- Complementary to FG SPAC Platform

FG

FG REINSURANCE PLATFORM

Two contracts written and cultivating options for additional contracts

- Led by experienced reinsurance team
- First contract is a quota share with an independent specialist insurance and reinsurance syndicate at Lloyd's
- Second contract is a quota share with a leading Insurtech carrier


FG Reinsurance Ltd
Cayman - Class B (iii) Insurer
Funds At Lloyd's "FAL"
Insurtech Carrier
Contract #3
Future Contracts
Future

SPAC D&O LIABILITY OPPORTUNITY

Representative of how team evaluates capital allocation opportunities

- Disruption in SPAC D&O insurance market has created immediate opportunity
- Longer-term potential in small-cap and micro-cap company D&O insurance
- Risk Retention Group (RRG) being formed
- Reinsurance risk of RRG looks compelling
- Leverages our understanding of SPACs
- Evaluating capital commitment

FG SPAC PLATFORM

FG SPAC Platform is an investor and servicer of SPACs

- Compelling asymmetric risk/reward opportunities
- Investments in Flagship SPACs and Partner SPACs[1]
- Turnkey solutions for Partner SPACs
- Alignment of interests – we invest alongside our partners
- FG New America Acquisition Corp. (now OppFi following de-SPAC) and Aldel Financial (now Hagerty following de-SPAC) are initial SPAC investments

1. FG related entity is primary sponsor on Flagship SPACs and co-sponsor on Partner SPACs

ALL SPACS ARE NOT CREATED EQUAL

Well-structured SPACs sponsored and supported by **proven business builders** should remain a vital component of the capital markets

15

YEARS
SPAC-SPECIFIC
EXPERIENCE

de-SPAC
TRANSACTION
EXPERIENCE

PUBLIC
COMPANY
EXPERIENCE

CHAIRMAN/
DIRECTOR

CEO

CFO

NUMEROUS
CAPITAL
RAISES &
ACCESS TO
RISK CAPITAL

DEAL FLOW &
DUE DILIGENCE
SUPPORT

DECADES OF
INVESTMENT
MANAGEMENT
EXPERIENCE

Deep domain experience across critical points in the process maximizes SPAC success

CURRENT SPAC INVESTMENTS

FG New America Acquisition Corp. now operates as OppFi, Inc.
(NYSE: OPFI)

Business Combination Agreement with OppFi closed on 7.20.2021

OppFi's Class A common stock and warrants began trading on the NYSE under the ticker symbols "OPFI" and "OPFI WS," respectively, on 7.21.2021

FG Financial Group owns:*

861,690 CLASS A COMMON SHARES

358,419 CLASS A WARRANTS

Aldel Financial Inc. now operates as Hagerty
(NYSE: HGTY)

Business Combination Agreement with Hagerty, including $704 million PIPE, closed on 12.2.2021

Hagerty's Class A common stock and warrants began trading on the NYSE under the ticker symbols "HGTY" and "HGTY WS," respectively, on12.3.2021

FG Financial Group Owns:*

533,000 SHARES

321,000 $15 WARRANTS

*Approximate including shares owned directly, indirectly and through subsidiaries

SECURITIES INFORMATION

Common Stock: FGF*

SHARES ISSUED & OUTSTANDING	**6,493,206**
UNVESTED RSUs/OPTIONS	215,325
WARRANTS @ $15.00	1,500,000
FULLY DILUTED SHARES	**8,208,531**
FLOAT	1,715,325

Preferred Stock: FGFPP

8.00%

CUMULATIVE PREFERRED, SERIES A

SHARES OUTSTANDING

894,580*

PAR VALUE

$25.00

*Data as of December 6, 2021

FG

INVESTMENT HIGHLIGHTS

Growing Reinsurance and FG SPAC Platform with experienced management team

- **Attractive financial model** – opportunistic reinsurance and SPAC platform
- Reinsurance team led by **experienced reinsurance executives**
- A hard reinsurance market – with a number of other catalysts – is putting further **upward pressure on reinsurance rates**
- FG SPAC platform with compelling **asymmetric risk/reward dynamics**
- Experienced management team – **significant value created in multiple public companies**
- Two reinsurance contracts written and investments in **two SPACs at founder share/risk capital economics**